UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

July 31, 2013
Date of Report (date of earliest event reported)

MICRON TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10658	75-1618004
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 South Federal Way
Boise, Idaho 83716-9632
(Address of principal executive offices)

(208) 368-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Explanatory Note

In a Current Report on Form 8-K filed July 31, 2013, Micron Technology, Inc. (“Micron”) disclosed that it had completed its acquisition of 100% of the equity of Elpida Memory, Inc. (“Elpida”), a Japanese corporation, pursuant to the Agreement on Support for Reorganization Companies, dated July 2, 2012, as amended, between Micron and Nobuaki Kobayashi and Yukio Sakamoto, in their capacity as trustees of Elpida and Elpida's wholly-owned subsidiary, Akita Elpida Memory, Inc. Micron also disclosed in the Form 8-K filed July 31, 2013 that Micron Semiconductor B.V. (“Micron B.V.”), a wholly owned subsidiary of Micron, completed its acquisition of 713,627,586 shares of common stock of Rexchip Electronic Corporation from Powerchip Technology Corporation and certain of its affiliates (collectively, the “Powerchip Group”) pursuant to that certain Share Purchase Agreement, dated July 2, 2012, by and among Micron, Micron B.V. and the members of the Powerchip Group. This Form 8-K/A is being filed to amend Item 9.01 of the Form 8-K filed July 31, 2013 to provide the historical financial statements and pro forma financial information required by Item 9.01(a) and (b), respectively, which financial statements and information were not included in the Form 8-K filed July 31, 2013.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of Elpida for the fiscal years ended February 28, 2013 and March 31, 2012 are attached hereto as Exhibit 99.2.

(b) Pro Forma Financial Information

The unaudited pro forma financial information for Micron, after giving effect to the acquisition of Elpida and adjustments described in such pro forma financial information, is attached hereto as Exhibit 99.3.

(d)  Exhibits

The following exhibits are attached herewith:

Exhibit	Description
23.1	Consent of Ernst & Young ShinNihon LLC, independent auditors
99.1*	Press release issued on July 31, 2013
99.2
Elpida Memory, Inc.’s audited consolidated financial statements, including the report of Ernst & Young ShinNihon LLC, independent auditors, for the fiscal years ended February 28, 2013 and March 31, 2012

99.3	Unaudited pro forma financial information for Micron Technology, Inc., after giving effect to the acquisition of Elpida Memory, Inc. and adjustments described in such pro forma financial information
* Previously filed as an exhibit to the Form 8-K filed on July 31, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRON TECHNOLOGY, INC.

Date:	October 16, 2013	By:	/s/ Ronald C. Foster
		Name:	Ronald C. Foster
		Title:	Chief Financial Officer and
Vice President of Finance

INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K/A DATED JULY 31, 2013

Exhibit	Description
23.1	Consent of Ernst & Young ShinNihon LLC, independent auditors
99.1*	Press release issued on July 31, 2013
99.2
Elpida Memory, Inc.’s audited consolidated financial statements, including the report of Ernst & Young ShinNihon LLC, independent auditors, for the fiscal years ended February 28, 2013 and March 31, 2012

99.3	Unaudited pro forma financial information for Micron Technology, Inc., after giving effect to the acquisition of Elpida Memory, Inc. and adjustments described in such pro forma financial information
* Previously filed as an exhibit to the Form 8-K filed on July 31, 2013